Exhibit 10.9

                              FORBEARANCE AGREEMENT
                  This Forbearance Agreement ("Agreement") is entered into effective as of June 1, 2004, by and among BANK ONE, N.A., ("Lender"), CONTINENTAL CONVEYOR & EQUIPMENT COMPANY, a Delaware Corporation ("Continental") and GOODMAN CONVEYOR COMPANY, a Delaware corporation ("Goodman") (Continental and Goodman are collectively referred to the "Borrowers" and each individually as a "Borrower").

                                R E C I T A L S:
         A. Pursuant to the terms of that certain Assumption and Modification Agreement by and between Borrower and Bank dated as of March 7, 1997 ("Assumption"), the Borrowers assumed all of the Obligations of CONTINENTAL CONVEYOR & EQUIPMENT CO. L.P., formerly a limited partnership organized and existing under the laws of the State of Delaware, and GOODMAN CONVEYOR CO. L.P., formerly a limited partnership organized and existing under the laws of the State of Delaware (collectively, the "Borrowers") under that certain Credit Facility and Security Agreement by and among the Borrowers and Bank (and/or its predecessor Bank One Cleveland, N.A.) dated as of September 14, 1992; as amended by a certain First Amendment to Credit Facility and Security Agreement by and among the Borrowers and Bank executed on August 27, 1993; as further amended by a certain Second Amendatory Agreement by and among the Borrowers and Bank dated as of October 5, 1994; as further amended by a certain Consolidated Amendment No. 1 to Credit Facility and Security Agreement by and among the Borrowers and Bank dated as of July 28, 1995; as further amended by a certain Consolidated Amendment No. 2 to Credit Facility and Security Agreement by and among the Borrowers and Bank dated as of December 13, 1996; as further amended by a certain Third Amendatory Agreement to Credit Facility and Security Agreement by and among the Borrower and Bank dated as of March 28, 1997; as further amended by a certain Fourth Amendatory Agreement by and among the Borrower and Bank dated as of December, 1998; as further amended by a certain Fifth Amendatory Agreement by and among the Borrower and Bank dated as of April 29, 1999; as further amended by a certain Sixth Amendatory Agreement by and among the Borrower and Bank dated as of March 28, 2000, as modified by a letter amendment dated as of March 25, 2002 (collectively, the "Original Credit Agreement"); and as further amended by a certain Amended and Restated Credit Facility and Security Agreement by and among the Borrower and Bank dated as of July 25, 2002 (the "Restated Credit Agreement") as further amended by a certain First Amendment to Amended and Restated Credit Facility and Security Agreement dated as of June 30, 2003; and as further amended by a certain Second Amendment to Amended and Restated Credit Facility and Security Agreement dated as of August 12, 2003 (which, together with the Original Credit Agreement and the Restated Credit Agreement are sometimes collectively referred to herein as the "Credit Agreement"). Capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement.

                  B. The Borrowers' obligation to repay advances on the Revolving Loan (as defined in the Credit Agreement) is evidenced by a certain Amended and Restated Revolving Note (Revolving Loan), as amended by a certain Second Amended and Restated Replacement Promissory Note, and as further amended by the Third Amended and Restated Replacement Promissory Note (the "Restated Revolving Note"). The Borrower's obligations to repay the Term Loan A (as defined in the Credit Agreement) is evidenced by a certain Amended and Restated Promissory Note (Term Loan A) (the "Restated Term Note"). To secure the Obligations, including advances under the Restated Revolving Note and the Restated Term Note, the Borrowers granted to Lender a security interest in substantially all of their assets.

                  C. The Borrowers acknowledge that they are currently in default of certain of the terms of the Credit Agreement, and by reason thereof, Lender has no obligation to make additional advances under any of the Credit Documents.

                  D. Under the terms of the Credit Documents, Lender is currently entitled to exercise any right, power or remedy permitted to Lender by law or any provision of the Credit Documents to effectuate repayment of all amounts owing to Lender under the Credit Documents, including, without limitation, the repossession and/or foreclosure and sale of the Collateral. The parties agree that, as of May 27, 2004, there is due and owing from Borrowers to Lender $11,417,318 as the outstanding principal amount of the Revolving Loan, and $1,258,854 as the outstanding principal balance of the Term Loan A, together with accrued but unpaid interest thereon and certain costs and expenses.

                  E. The Borrowers have requested that Lender forbear from exercising its rights and remedies under the Credit Documents.

                  F. Lender is willing to forbear in the exercise of its remedies under the Credit Documents upon the terms and conditions set forth herein.

                  NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the foregoing recitals (which are incorporated herein by reference), and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                  1. Forbearance. During the Forbearance Period (as defined below), Lender will not make demand for payment under the Restated Revolving Note and/or Restated Term Note, or exercise any of its rights or remedies under the Credit Documents with respect to the Designated Defaults (as defined below). For purposes of this Agreement, "Forbearance Period" means the period commencing on the date hereof and ending on the earlier of: (a) June 15, 2004; (b) the occurrence of a Default hereunder; (c) the termination of the forbearance period pursuant to that certain Forbearance Agreement by and among Continental Global Group, Inc. ("Continental Global"), N.E.S. Investment Co., and CFSC Wayland Advisors, Inc., dated as of April 26, 2004 (the "Global Forbearance Agreement"); and/or (d) either the Trustee under, or holders of 25% or more of the Series A and Series B Notes issued by Continental Global and administered by Norwest Bank Minnesota, Trustee under, that certain Indenture, dated as of April 1, 1997 (the "Indenture"), have declared the Series A and Series B Notes and/or any Liquidated Damages (as defined in the Indenture) to be due and payable; provided, however, that Lender's present willingness to so forbear and to forgo the exercise of any of Lender's rights, remedies, powers and/or privileges under the Credit Documents shall only be construed as a limited, one-time forbearance. The Borrowers acknowledge and agree that, notwithstanding the foregoing: (i) except as set forth herein, Lender reserves the right to enforce each and every term of the Credit Documents; (ii) Lender is under no duty or obligation of any kind or any nature to grant the Borrowers any additional period of forbearance beyond the Forbearance Period; (iii) Lender's actions in entering into this Agreement shall not be construed as a waiver or relinquishment of, or estoppel to assert, any of Lender's rights or remedies under any of the Credit Documents, applicable law or in equity; and (iv) Lender's actions in entering into this Agreement are without prejudice to Lender's right to pursue any and all remedies under the Credit Documents, pursuant to applicable law, or in equity available to it in the sole discretion upon the termination (whether upon expiration thereof, upon acceleration, or otherwise) of the Forbearance Period.

                  2. Short Term Extension. Lender hereby agrees to extend the maturity date on the Restated Term Loan until July 31, 2004. Such extension is a one time extension, and Lender shall have no obligation whatsoever to further extend, modify or amend such Restated Term Loan.

                  3. Letter of Credit Limit. During the Forbearance Period, Continental's Letter of Credit sub-limit shall be increased from $4,000,000 to $4,250,000 and Goodman's Letter of Credit sub-limit shall be decreased from $500,000 to $250,000.

                  4. Effect and Construction of Agreement. Except as expressly provided in this Agreement, the Credit Documents shall remain in full force and effect in accordance with their respective terms and be unaffected hereby. To the extent of any inconsistency, amendment or superseding provisions, this Agreement shall govern and control. Except as expressly provided in this Agreement, the Borrowers expressly acknowledge that nothing in this Agreement shall be deemed to constitute in any way a waiver, extinguishment, satisfaction, or novation of the Obligations and/or Borrowers' existing indebtedness to Lender. The Borrowers acknowledge that they have consulted with counsel and with such other advisors as they have deemed necessary in connection with the negotiation, execution and delivery of this Agreement. This Agreement shall be construed without regard to any presumption or rule requiring that it be construed against the party causing this Agreement or any part hereof to be drafted.

                  5. The Loans. Lender hereby agrees that during the Forbearance Period, Lender will continue to make advances under the Revolving Loan to or for the benefit of the Borrowers, which Revolving Loan shall not exceed the amount provided in Section 2.4 of the Credit Agreement, as amended. During the Forbearance Period interest shall not accrue on the Revolving Loan or the Term Loan A at the Default Rate.

                  6. Grant and Confirmation of Security Interests and Liens by the Borrowers. The Borrowers hereby confirm their prior grant of a security interest to Lender, and to the extent necessary, hereby grant a new security interest to Lender, in all of their respective Collateral. The Borrowers acknowledge and agree that the security interests and liens previously and hereby granted to Lender in the
         Collateral: (a) secure all amounts now or hereafter owing to Lender by the Borrowers, including, without limitation, all loans and other advances under the Credit Documents; (b) remain valid, first and best liens therein, subject only to the permitted encumbrances specified in the Credit Agreement; and (c) are not impaired by the execution and performance of this Agreement. The Borrowers further represent and warrant that as of the date hereof, there are no claims, set offs or defenses to the Obligations or to Lender's exercise of any rights or remedies available to it as a creditor in realizing upon the Collateral. The Credit Documents and the liens and security interests granted thereby and hereby, shall remain in full force and effect after the consummation of the transactions contemplated herein.

                  7. Representations and Warranties. To induce Lender to enter into this Agreement, each Borrower, jointly and severally, represents and warrants to Lender as follows:

                  (a) As of the date of this Agreement, the Borrowers are in default under certain provisions of the Credit Documents, including, without limitation, the following provisions of the Credit Agreement, and as a result of such defaults, Lender is entitled to exercise its rights and remedies as provided by law and in the Credit Documents: (i) Sections 8.1(O),(Q) of the Credit Agreement; (ii) Section 8.2(U) of the Credit Agreement, and (iii) Section 11.1(D) as it pertains to the Borrowers' Guaranty of payments due by Continental Global to its note or bond holders, which are hereafter referred to as the "Designated Defaults."

                  (b) Before execution and delivery of this Agreement by all parties, Lender had no obligation to modify, extend or otherwise amend the terms and conditions of any of the Credit Documents. The Borrowers agree that Lender's execution of this Agreement does not create any such obligations other than as expressly set forth herein.

                  (c) Each Borrower has full corporate power and authority to execute, deliver, and perform its obligations under this Agreement and has taken all corporate action required by law, its Articles or Certificate of Incorporation, and its By-laws or Code of Regulations to authorize the execution, delivery and performance of this Agreement. This Agreement is the valid binding agreement of each Borrower enforceable against each Borrower in accordance with their respective terms.

                  (d) No consent or approval of any party is required in connection with the execution and delivery of this Agreement by the Borrowers, and the execution and delivery of this Agreement does not:
         (i) contravene or result in a breach or default under any of the Borrowers' respective Articles or Certificates of Incorporation, By-laws or Code of Regulations, or any other agreement or instrument to which any Borrower is a party or by which any of their respective properties are bound, (ii) violate any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award applicable to any Borrower, or (iii) result in the creation or imposition of any lien, security interest or encumbrance on any property of any Borrower, whether now owned or hereafter acquired, other than liens in favor of Lender.

                  (e) All representations and warranties contained in this Agreement (including but not limited to the Recitals herein), in the Credit Agreement, and in any and all of the other Credit Documents are true and correct as of the date of this Agreement, and all such representations and warranties shall survive the execution of this Agreement, the termination of the Forbearance Period and the payment in full of the Obligations. The Credit Documents represent unconditional, absolute, valid, and enforceable obligations of the Borrowers. The Borrowers have no claims or defenses against Lender or any other person or entity which would or might affect: (i) the enforceability of any provisions of the Credit Documents; or (ii) the collectability of sums advanced by Lender. The Borrowers understand and acknowledge that Lender is entering into this Agreement in reliance upon, and in partial consideration for, this acknowledgment and representation, and agree that such reliance is reasonable and appropriate.

                  (f) The Recitals in this Agreement are true and correct in all respect.

                  8. Conditions Precedent to Effectiveness of Agreement. The Borrowers understand that this Agreement shall not be effective and Lender shall have no obligation to forebear exercising any rights or remedies under the Credit Documents unless and until each of the following conditions precedent (the "Conditions") have been satisfied on or before the commencement of the Forbearance Period: (a) Each Borrower shall have executed and delivered to Lender certified resolutions of its directors authorizing the execution, delivery and performance of this Agreement and the transactions contemplated thereof; (b) Continental Global, N.E.S. Investment Co., and CFSC Wayland Advisors, Inc. shall have entered into and delivered to Lender a copy of the Global Forbearance Agreement; (c) neither the Trustee under, nor holders of 25% or more of the Series A and Series B Notes issued by Continental Global under the Indenture, shall have declared the Series A and Series B Notes and/or any Liquidated Damages to be due and payable; and (d) the Borrowers shall have paid Lender the Initial Forbearance Payment due under Section 8and all other amounts owing under Section 9 The parties hereby agree that in the event the Forbearance Period commences and any Conditions have not yet been satisfied, then until the Borrowers satisfy such Conditions, the Borrowers shall be deemed to be in Default hereunder and Lender shall be entitled to exercise any of its rights and remedies hereunder.

                  9. Forbearance Fee. In consideration of this Agreement, the forbearance, and the other agreements set forth herein, Borrower agrees to pay to Lender a forbearance fee in the amount of Twenty Five Thousand and 00/100 Dollars ($25,000.00) (the "Forbearance Fee") which shall be fully earned by Lender as of the date of this Agreement. Such Forbearance Fee shall be deducted from the Deferred Forbearance Payment due Lender as set forth and defined in that certain Forbearance Agreement, dated May 1, 2004, among Lender and Borrowers.

                  10. Attorney's Fees and Expenses; Lender's Out-of-Pocket Expenses. The parties acknowledge that Lender has employed outside counsel and accountants for advice and other representation and has incurred and will continue to incur legal and/or other costs and expenses in connection with: (a) the monitoring, review and analysis of transactions involving the Borrowers and the Borrowers' books and records and financial condition; (b) the preparation, negotiation and execution of this Agreement and any and all other related document or any amendment of or modification to same; (c) recording and filing any of the foregoing documents or any other of the Credit Documents; (d) obtaining appraisals or title or lien searches; (e) any litigation, contest, dispute, suit, proceeding or action, whether instituted by Lender, any Borrower, or any other entity in any way relating to this Agreement or the administration thereof or any of the Borrowers' affairs; (f) any attempt to enforce any rights of Lender against any Borrower or any other entity which may be obligated to Lender by virtue of this Agreement or any Credit Document, including without limitation, the Borrowers' debtors; and (g) any attempt to inspect, verify, protect, collect, sell, liquidate or otherwise dispose of the Collateral. The reasonable attorneys' and accountants' fees arising from such services and all reasonably incurred expenses, costs, charges and other fees of such counsel, accountants or of Lender in any way or respect arising in connection with or relating to any of the events or actions described in this Section 9shall be payable, on demand, by the Borrowers, jointly and severally, to Lender, and shall be additional Obligations of the Borrower secured by the Collateral.

                  11. Covenants. The Borrowers hereby covenant and agree that during the Forbearance Period, they will:

                  (a) Continue to comply with all covenants and other obligations of the Borrowers under the Credit Documents, as amended hereby, including, but not limited to, making all payments of interest, principal, fees and other amounts as and when due and payable by Borrowers to Lender under the Credit Documents; provided that the Borrowers shall not be required to comply with or cure the Designated Defaults during the Forbearance Period;

                  (b) Give prompt written notice to Lender of: (i) any Default hereunder; (ii) any occurrence which might mature into a Default hereunder (whether by the passage of time, giving of notice or otherwise); and (iii) any other matter which might result in a material adverse change in the financial condition of any Borrower or the value of the Collateral (such notice will describe the foregoing matters with particularity and the action which the Borrowers are taking or propose to take with respect thereto); and

                  (c) Remain in compliance with all financial, collateral maintenance, and reporting covenants and requirements under the Credit Documents and this Agreement, except as same may constitute a Designated Default hereunder.

                  12. Sale of Lender's Collateral. Upon the expiration of the Forbearance Period, Lender shall have the right to sell, lease or otherwise dispose of the Collateral in accordance with the terms of the Credit Documents and applicable law. The Borrowers hereby consent and agree to such sale, lease or other disposition of the Collateral by Lender. To the extent permitted by applicable law, the Borrowers hereby waive, renounce and forever relinquish all right to notice prior to disposition of the Collateral required by the Credit Documents, and all other rights that are waivable under Article 9 of the Uniform Commercial Code, as enacted in any applicable state (and similar provisions of any applicable law of any other jurisdiction), whether such rights are waivable before or after default, including without limitation, those rights with respect to the compulsory disposition of collateral and with respect to redemption of collateral, and the right to notice of any disposition of collateral. The Borrowers further waive and forever relinquish any and every right of redemption, including any statutory right of redemption and any equitable right of redemption. This Section 11 and the irrevocable waivers contained herein shall survive the termination of this Agreement.

                  13. Default. A "Default" shall exist under this Agreement if any one or more of the following events shall have occurred:

                  (a) Any breach or default of any term, representation, warranty, condition or covenant set forth in, or any event of default under, any of the Credit Documents or this Agreement, other than the Designated Defaults;

                  (b) Any Borrower shall fail to keep or perform any of the covenants or agreements contained herein or any representation or warranty of any Borrower herein was false, misleading or incorrect in any respect when made; or

                  (c) The Trustee under, and/or the holders of 25% or more of the Series A and Series B Notes issued by Continental Global under the Indenture, shall have declared the Series A and Series B Notes and/or any Liquidated Damages to be due and payable; or

                  (d) Lender, in its sole discretion, determines that a material adverse change has occurred after the date hereof in the financial condition, operations, or business of any Borrower or the value of the Collateral.

No notice of the occurrence of a Default hereunder, or the termination of the Forbearance Period, shall be due to Borrowers.

                  14. Remedies in Event of Default or Expiration of Forbearance Period. Immediately upon the occurrence of a Default, and notwithstanding anything to the contrary set forth herein, Lender may, at its option, terminate the Forbearance Period and the forbearance accorded to the Borrowers under this Agreement, whereupon the liabilities of the Borrowers to Lender will be immediately due and payable without notice, presentment, demand or other notice of any kind. Upon the expiration or earlier termination of the Forbearance Period, Lender may exercise its rights and remedies as set forth in the Credit Documents and in any other document previously, now or hereafter executed and delivered to Lender by the Borrowers, and all rights and remedies existing under applicable law and at equity, including, without limitation, appointing a receiver without notice, without bond, and without regard to the value of the Collateral or the solvency or insolvency of any Borrower. All rights and remedies shall be cumulative and not exclusive, and Lender shall have the right to exercise any and all other rights and remedies which may be available. Any action by Lender against any property or party shall not serve to release or discharge any other security, property or person in connection with this transaction unless or until the Obligations shall irrevocably have been paid in full.

                  15. WAIVER AND RELEASE OF ALL CLAIMS AND DEFENSES. THE BORROWERS, FOR THEMSELVES AND THEIR RESPECTIVE AFFILIATES, SUCCESSORS, ASSIGNS, SHAREHOLDERS, OFFICERS AND DIRECTORS, HEREBY FOREVER WAIVE, RELINQUISH, DISCHARGE AND RELEASE ALL DEFENSES AND CLAIMS OF EVERY KIND OR NATURE, WHETHER EXISTING BY VIRTUE OF STATE, FEDERAL, OR LOCAL LAW, BY AGREEMENT OR OTHERWISE, AGAINST LENDER, ITS SUCCESSORS, ASSIGNS, DIRECTORS, OFFICERS, SHAREHOLDERS, AGENTS, EMPLOYEES AND ATTORNEYS, WHETHER PREVIOUSLY OR NOW EXISTING OR ARISING OUT OF OR RELATED TO ANY TRANSACTION OR DEALINGS AMONG THE PARTIES, INCLUDING BUT NOT LIMITED TO THE NEGOTIATION, EXECUTION AND DELIVERY OF THIS AGREEMENT, THE CREDIT DOCUMENTS OR ANY PRIOR AMENEMENT OR RESTATEMENT, WHICH ANY BORROWER MAY HAVE OR MAY HAVE MADE AT ANY TIME UP THROUGH AND INCLUDING THE DATE OF THIS AGREEMENT, INCLUDING WITHOUT LIMITATION, ANY AFFIRMATIVE DEFENSES, COUNTERCLAIMS, SETOFFS, DEDUCTIONS OR RECOUPMENTS. NOTHING CONTAINED IN THIS AGREEMENT PREVENTS ENFORCEMENT OF THIS RELEASE.

                  16. Setoff. In addition to any rights now or hereafter granted under applicable law or this Agreement and not by way of limitation of any such rights, upon the occurrence of any Default, Lender is hereby authorized by the Borrowers, at any time or from time to time, without notice to any Borrower, or any other person or entity, any such notice being hereby expressly waived, to setoff and to appropriate and to apply any and all deposits (general or special, including, but not limited to, indebtedness evidenced by certificates of deposit whether matured or unmatured, but not including trust accounts), and any other indebtedness at any time held or owing to any Borrower by Lender, including, but not limited to, all claims of any nature or description arising out of or connected with the Credit Documents, against the Obligations, regardless of whether or not Lender shall have made any demand under any such document or otherwise.

                  17. Notice. Any notice, demand, or communication required or permitted to be given by any provision of this Agreement will be in writing and will be deemed to have been given when delivered personally, to the party designated to receive such notice, or on the date following the date sent by overnight delivery by a nationally recognized courier service, or on the third business day after the same is sent by certified mail, postage and charges prepaid, directed to the following addresses or to such other or additional addresses as any party might designate by written notice to the other party:

                  If to Lender:

                  Bank One, N.A,
                  50 South Main Street, 2nd Floor
                  OH2-5167
                  Akron, OH 44038
                  Attn : Roger F. Reeder

                  with copy sent to:

                  Alan W. Scheufler, Esq.
                  Ulmer & Berne LLP
                  Penton Media Building
                  1300 East Ninth Street, Suite 900
                  Cleveland, Ohio  44114-1583

                  If to any Borrower:
                  =======================
                  438 Industrial Drive
                  Winfield, AL 35594

                  With copy sent to:

                  David A. Zagore, Esq.
                  Squire, Sanders & Dempsey L.L.P.
                  4900 Key Tower
                  127 Public Square
                  Cleveland, OH  44114-1304

                  18. Amendments. This Agreement may not be amended or modified except in a writing signed by Lender and the Borrowers.

                  19. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the Borrowers and Lender and their respective successors, legal representatives, and assigns; provided, however, that the foregoing shall not authorize any assignment by any Borrower of its rights or duties hereunder without Lender's prior written consent. Lender does not undertake to give or to do or refrain from doing anything directly to or for the benefit of any person other than the Borrowers and, with respect to the Borrowers, other than as described herein. Although third parties may incidentally benefit from this Agreement, there are no intended beneficiaries other than the Borrowers and Lender.

                  20. Governing Law and Venue. This Agreement is made in the State of Ohio and the validity of this Agreement, the Credit Documents, the construction, interpretation, and enforcement thereof, and the rights of the parties thereto shall be determined under, governed by, and construed in accordance with the internal laws of the State of Ohio, without regard to principles of conflicts of law. The Borrowers agree that all actions or proceedings arising in connection with this Agreement and the Credit Documents shall be tried and litigated only in the Federal District Court for the Northern District of Ohio or the state courts of Summit County, Ohio. The parties hereto waive any right each may have to assert the doctrine of forum non conveniens or to object to venue to the extent any proceeding is brought in accordance with this Section. Service of process sufficient for personal jurisdiction in any action against any Borrower may be made by registered or certified mail, return receipt requested, to its address(es) set forth in Section 17 hereof.

                  21. Execution in Counterparts. This Agreement may be executed in multiple counterparts, all of which counterparts taken together shall constitute but one and the same agreement. This Agreement shall become effective upon the execution of a counterpart hereof by each of the parties hereto.

                  22. Power of Attorney. Each Borrower does hereby irrevocably constitute and appoint Lender its true and lawful attorney-in-fact for it, in its name, place and stead, with full power of delegation and substitution, to make, execute, deliver and any and all instruments, papers and documents, which shall become necessary, proper, convenient or desirable to further evidence perfection of Lender's liens against, or to liquidate any of, the Collateral, including, without limitation, the right to supply any necessary endorsement for any instrument.

                  23. Entire Agreement. This Agreement, together with the other Credit Documents, contain the entire agreement of the parties hereto and no party shall be bound by anything not expressed in writing.

                  24. Severability. Should any part, term or provision of this Agreement be decided by the courts to be illegal, unenforceable or in conflict with any law of the state of Ohio, federal law or any other applicable law, the validity and enforceability of the remaining portions or provisions of this Agreement shall not be affected thereby.

                  25. Headings. The headings and captions used herein are provided for convenience only, and shall not be used in construction of this Agreement.

                  26. Further Assurance. The Borrowers agree to execute such other and further documents and instruments as Lender may request to implement the provisions of this Agreement and to perfect and protect the liens and security interests created by the Credit Documents.

                  27. No Oral Waiver or Course of Dealing by Lender. No oral representations or course of dealing on the part of Lender or any of its officers, employees, consultants, professionals or agents, nor any failure or delay by Lender with respect to the exercise of any right, power, privilege or remedy under any of the Credit Documents, this Agreement and/or applicable law shall operate as a waiver thereof and the single or partial exercise of any such right, power, privilege or remedy shall not preclude any later exercise of any other right, power, privilege or remedy.

                  28. WAIVER OF A JURY TRIAL. LENDER AND BORROWERS ACKNOWLEDGE AND AGREE THAT THERE MAY BE A CONSTITUTIONAL RIGHT TO A JURY TRIAL IN CONNECTION WITH ANY CLAIM, DISPUTE OR LAWSUIT ARISING BETWEEN OR AMONG THEM, BUT THAT SUCH RIGHT MAY BE WAIVED. ACCORDINGLY, EACH PARTY AGREES THAT NOTWITHSTANDING SUCH CONSTITUTIONAL RIGHT, IN THIS COMMERCIAL MATTER, EACH PARTY BELIEVES AND AGREES THAT IT SHALL BE IN ITS BEST INTEREST TO WAIVE SUCH RIGHT, AND ACCORDINGLY, HEREBY WAIVES SUCH RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION, CLAIM, SUIT OR PROCEEDING IN RESPECT OF OR ARISING OUT OF THIS AGREEMENT, THE CREDIT AGREEMENT, THE CREDIT DOCUMENTS, OR THE CONDUCT OF THE RELATIONSHIP BETWEEN LENDER AND BORROWER (REGARDLESS OF WHETHER THE CLAIMS MAY ARISE UNDER CONTRACT, TORT OR OTHERWISE), AND FURTHER AGREES THAT THE BEST FORUM FOR HEARING ANY CLAIM DISPUTE OR LAWSUIT, IF ANY, ARISING IN CONNECTION WITH THIS AGREEMENT, ANY CREDIT DOCUMENT OR THE RELATIONSHIP AMONG LENDER AND THE BORROWERS SHALL BE A COURT OF COMPETENT JURISDICTION SITTING WITHOUT A JURY.

                  IN WITNESS WHEREOF, Lender and the Borrowers have executed this Agreement as of the date set forth above.

                                 BANK ONE, N.A.


                                 By: ____________________________
                                 Its: ___________________________



                  WARNING: BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME, A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

CONTINENTAL CONVEYOR & EQUIPMENT COMPANY        GOODMAN CONVEYOR COMPANY


By:____________________________                 By:____________________________
Its:___________________________                 Its:___________________________